Securities Act Registration No. 333-__________
                                      Investment Company Act Reg. No. 811-______

            --------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           --------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|


                         Pre-Effective Amendment No. ___                    |_|
                        Post-Effective Amendment No. ___                    |_|


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|


                               Amendment No.______                          |_|

                        (Check appropriate box or boxes)
                             -----------------------

                             LIGHT INDEX FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                   704 Court A
                                TACOMA, WA 98402
                    (Address of Principal Executive Offices)

                                 (888) 463-3957
              (Registrant's Telephone Number, including Area Code)

                                    Copy to:
              Henry Hewitt                          J. James Gallagher
     Light Index Investment Company             Gordon, Thomas, Honeywell,
              704 Court A                  Malanca, Peterson & Daheim, P.L.L.C.
            TACOMA, WA 98402                      2200 Wells Fargo Plaza
(Name and Address of Agent for Service)              TACOMA, WA 98402

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

The Exhibit Index is located at page ___ of the sequential numbering system.

-------------------------------------------------------------------------------
Title of Securities           Amount Being             Proposed Maximum
Being Registered               Registered          Offering Price Per Unit
-------------------------------------------------------------------------------


----------------------------------------------------------
     Proposed Maximum                 Amount of
    Aggregate Offering             Registration Fee
----------------------------------------------------------

In accordance with Rule 24f-2(a)(1) under the Investment Company Act of 1940, the Registrant declares that an indefinite number or amount of shares of its common stock, $0.0001 par value, is being registered by this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

                           THE LIGHT INDEX FUND, INC.

                              CROSS REFERENCE SHEET

(Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B on Form N-1A.


                                                                  Caption or Subheading in Prospectus or
ITEM NO. ON FORM N-1A                                             STATEMENT OF ADDITIONAL INFORMATION


PART A - INFORMATION REQUIRED IN PROSPECTUS
1.         Cover Page                                                Cover Page
2.         Synopsis                                                  Fees and Expenses
3.         Condensed Financial Information                           Total Return
4.         General Description of Registrant                         Investment Objective; Investment
                                                                     Policies; Investment Risks; Who Should
                                                                     Invest; Implementation of Policies;
                                                                     Investment Limitations; General
                                                                     Information

5.         Management of the Fund                                    Management of the Fund;
                                                                     Investment Adviser;
                                                                     Administration of the Fund

5A.        Management's Discussion of Fund                           *
           Performance

6.         Capital Stock and Other Securities                        Opening an Account and Purchasing
                                                                     Shares; Selling Your Shares; Dividends,
                                                                     Other Distributions and Taxes; General
                                                                     Information

7.         Purchase of Securities Being Offered                      Share Price; Opening an Account and
                                                                     Purchasing Shares -- When Your Account
                                                                     Will Be Credited

8.         Redemption or Repurchase                                  Selling Your Shares; Important
                                                                     Information About Telephone
                                                                     Transactions; Other Account Information

9.         Legal Proceedings                                         *



PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL
              INFORMATION

10.        Cover Page                                                Cover Page

11.        Table of Contents                                         Table of Contents

12.        General Information and History                           General Information and History

13.        Investment Objectives and Policies                        Investment Objectives and Policies;
                                                                     Investment Limitations

14.        Management of the Registrant                              Management of the Fund; Directors and
                                                                     Officers

15.        Control Persons and Principal Holders of                  Ownership of Management and Principal
           Securities                                                Shareholders

16.        Investment Advisory and Other Services                    Investment Adviser, Administrator,
                                                                     Custodian, Transfer Agent and Account
                                                                     Services Agent

17.        Brokerage Allocation                                      Brokerage Allocation

18.        Capital Stock and Other Securities                        Purchase of Shares; Redemption of
                                                                     Shares; Shareholder Meetings

19.        Purchase, Redemption and Pricing of                       Purchase of Shares; Redemption of
           Securities Being Offered                                  Shares; Share Price; Systematic
                                                                     Withdrawal Plan

20.        Tax Status                                                Dividends, Other Gain Distributions and
                                                                     Taxes; Investment Policies and Objectives
                                                                     -- Federal Tax Treatment of Future
                                                                     Contracts

21.        Underwriters                                              Distribution Plan

22.        Calculation of Performance Data                           Performance Measures

23.        Financial Statements                                      Financial Statement

---------------
*Answer negative or inapplicable


                             LIGHT INDEX FUND, INC.

                                   704 Court A
                                Tacoma, WA 98402
                            Telephone: (253) 274-0766

                       Toll-Free Telephone: (888) INDEX57

                           PROSPECTUS -- _______, 1997



INVESTOR        1-888-INDEX-57
INFORMATION     1-888-463-3957
DEPARTMENT

INVESTMENT      The Light Index Fund, Inc. (the "Company") is an open-end
OBJECTIVE AND   management investment company consisting of a single
POLICIES        portfolio, the Light Index Fund (the "Fund"), that invests in common stocks in order to match the investment performance of the Light Index, an index which is composed of fifty-seven publicly traded companies that are selected to represent the investment performance of the information and telecommunications segment of the broad stock market. There is no assurance that the Fund will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S.
                Government, including the FDIC.

OPENING AN      To open a regular (non-retirement) account, please complete and
ACCOUNT         return the Purchase Application.  If you need assistance in completing this Form, please call our Investor Information
                Department. The minimum initial investment is $10,000 or $1,000 for Uniform Gifts/Transfers to Minors Act accounts and Individual Retirement Accounts (IRAs). To open an IRA, please use a Light Index IRA Application. To obtain a copy of this form, call our Investor Information Department 1-888-Index57
                (1-888-463-3957), Monday through Friday from 8:00 a.m. to 7:00 p.m. (Central time). The Fund is offered on a no-load basis
                (i.e., there are no sales commissions, though there are 12b-1 fees). However, the Fund incurs expenses for investment advisory and administrative services.

ABOUT THIS     This Prospectus is designed to set forth concisely the
PROSPECTUS     information you should know about the Fund before you invest.
                It should be retained for future reference. A Statement of Additional Information ("SAI") dated _______, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this Prospectus. Copies may be obtained, along with other information about the Fund, without charge by calling our Investor Information Department.

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the SAI incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or First Data Distributors, Inc. This Prospectus does not constitute an offering by the Fund or by First Data Distributors, Inc., in any jurisdiction in which such offering may not lawfully be made.

                                TABLE OF CONTENTS


Highlights........................    Investment Adviser........................
Fees and Expenses.................    Administration of the Fund................
Total Return......................    Dividends, Other Distributions and Taxes
                                      ..........................................
Investment Objective..............    Share Price...............................
Investment Policies...............    Distribution Plan.........................
Investment Risks..................    General Information.......................
Who Should Invest.................    Opening an Account and
                                      Purchasing Shares.........................
Implementation of Policies........    Selling Your Shares.......................
Investment Limitations............    Important Information About
                                      Telephone Transactions....................
Management of the Fund............    Other Account Information.................

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   HIGHLIGHTS


This Prospectus describes the Light Index Fund. Unlike some other mutual funds which generally attempt to beat market averages with often unpredictable results, the Fund seeks to match the performance of the Light Index, an index that attempts to represent the investment performance of the information and telecommunication technology segment of the broad stock market. The Fund expects to provide highly predictable returns roughly equivalent to the performance of the Light Index. The Fund is similar to other index funds in offering investors the advantages of a "passive" approach to investing which includes broad diversification among securities, minimal portfolio turnover, and relative predictability. As with any mutual fund there is no assurance that the Fund will meet its objectives or that the index on which it is based will increase in value.

INVESTMENT OBJECTIVE  The Fund is an open end, non-diversified investment
AND POLICIES          company designed as an "index" fund.  For further
                      information, see "Investment Objective" and "Investment
                      Policies".


INVESTMENT RISKS      The Fund is subject to stock market risk, which is the
                      possibility that common stock prices will decline over short or even extended periods. Both U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Because of the risks associated with common stocks, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors should not consider an investment in the Fund a complete investment program, but should consider holdings of securities with different risk characteristics -- including U.S. and foreign common stocks, bonds and money market instruments. For further information concerning the risks associated with investing in the Fund, see "Investment Risks."


INVESTMENT            ADVISER The Fund receives investment advisory services
                      from the Light Index Investment Company and is sponsored and distributed by First Data Investors, Inc., which is not affiliated with the Light Index Investment Company.
                      For further information, see "Investment Adviser" and "Distribution Plan".

                                FEES AND EXPENSES

The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund. The Annual Fund Operating Expenses are based on the estimated amount set forth in the table.




SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
Sales Load Imposed on Purchases......................................None
Sales Load Imposed on Reinvested Dividends...........................None
Redemption Fees.......................................................1.0%*
Exchange Fees........................................................None


                         ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------
Management Fees......................................................1.00%
12b-1 Fees (1).......................................................0.25
Other Expenses (after estimated reimbursements)......................0.45
TOTAL FUND OPERATING EXPENSES (AFTER ESTIMATED REIMBURSEMENTS)...... 1.70%
                                                                     =====

*The Fund will deduct a redemption fee of 1% of the value of shares redeemed only if shares are held for less than one year.

(1) The maximum level of distribution expenses is 0.25% per annum of the Fund's average net assets. See "Distribution Plan." The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges a redemption fee only if shares are held for less than one year.


                               1 YEAR       3 YEAR
                              --------     --------
                                 $17          $54

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                  TOTAL RETURN

From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over stated periods or for the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Any advertised total returns for the Fund will take into account the effect of all recurring fees.

Performance information for the Fund may be compared, in reports and promotional literature to: (i) the Standard & Poors 500 Stock Index, the Dow Jones Industrial Average, or various other unmanaged indices, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses. For an example of such a comparison, see "Investment Adviser -- Prior Performance of Light Index.

                              INVESTMENT OBJECTIVE

The Fund is an open-end non-diversified investment company designed as an "index" fund. It seeks to replicate the aggregate price performance, before Fund expenses, of the Light Index, an index of publicly traded companies that are chosen to represent the investment performance of the information and telecommunications technology segment of the broader stock market. The Light Index is comprised of fifty-seven companies that in a significant way use, distribute or control some aspect of the electromagnetic spectrum and thus are expected to be active participants in the rapid technological and business changes characterized as the information technology revolution. On the first trading day in January of each year, the Light Index is rebalanced so that each company included in the Index represents approximately 1/57 of the total market value of the Index. The Fund will likewise be rebalanced at that time to replicate the Light Index such that each company included in the Fund will represent approximately 1/57 of the total market value of the Fund. During the calendar year, funds available for investment by the Fund will be used to purchase securities of each company then-comprising the Light Index. Such funds will be invested in each such company in accordance with its then-current market weighting within the Light Index. Sales necessary to effect redemptions of Fund shares will be effected in the same manner. The Adviser will seek to maintain the correlation between the performance of the Fund and the Light Index at 0.90 or higher. A correlation of 1.00 would indicate perfect correlation. There is no assurance that the Fund will achieve its stated objective. See "Implementation of Policies" and "Investment Adviser--Companies Included in the Light Index" for a further description of the Light Index.

The investment objective and certain investment limitations set forth in the SAI are considered fundamental and cannot be changed without the approval of a majority of the Fund's shareholders.

                               INVESTMENT POLICIES

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund utilizes a "passive" or indexing investment approach which attempts to approximate the investment performance of the Light Index. The Fund is managed without regard to tax ramifications. The Fund is responsible for voting the shares of all securities it holds.

The Fund attempts to remain fully invested and under normal circumstances, it will invest at least 95% of its assets in the common stocks of the Light Index and in futures contracts and options on such stocks. The Fund may invest in certain short-term fixed-income securities as cash reserves, although cash or cash equivalents are normally expected to represent less than 10% of its assets. The Fund may also invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund will not invest in cash reserves, futures contracts or options as part of a temporary defensive strategy, such as lowering its investment in common stocks to protect against potential stock market declines. Nor will the Fund use futures contracts or options to leverage its net assets in an attempt to speculate on potential stock market gains. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

The investment policies of the Fund are not deemed fundamental and may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to a material change.

                                INVESTMENT RISKS

As a mutual fund investing primarily in common stocks, the Fund is subject to market risk, which is the possibility that common stock prices will decline over short or even extended periods. Both U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

Although the Light Index has provided compounded annual rates of return through December 31, 1996 of 24.89% (excluding dividend income) since 1994 when it was first utilized, average returns for such a short period may not be useful for forecasting future returns in any particular period, as stock returns may be quite volatile from year to year.

The Adviser has no prior experience advising a mutual fund, but principals of the Adviser act as investment advisers to individual and institutional clients with investment portfolios of more than $90 million. The Adviser was organized in 1997; its President, Mr. Henry Hewitt has been a registered investment adviser since 1993 and a registered representative of a NASD member firm beginning in 1985. Mr. Hewitt is the majority shareholder of the Adviser and serves as the portfolio manager of the Fund. Mr. John Harrington serves as Vice President of the Adviser. He is also President and CEO of Harrington Investments, Inc., a Registered Investment Adviser in Napa, California. Mr. Harrington was a founder and Chairman of the Board of Working Assets Management Company and President of Working Assets Money Fund (now Citizens Trust Fund). He is also the Manager of Global Partners, L.L.C., a venture capital fund.

The Fund differs from other funds designated "index funds" in that the Light Index, as to which the Fund attempts to duplicate investment results, is maintained by the Adviser. Thus, the Adviser selects and modifies the composition of the Light Index in addition to investing proceeds from sale of Fund shares in an attempt to duplicate the investment results of the Index. The management fees charged by the Adviser are generally higher than those charged by Advisers to other "index" type funds. See "Investment Adviser--Companies included in the Light Index" and "Fees and Expenses."

                                WHO SHOULD INVEST

The Fund is designed for investors seeking to replicate the total return of the Light Index. The Fund offers investors the advantages of a "passive" approach to investing. These include diversification among fifty-seven stocks, minimal portfolio turnover, and relative predictability. Unlike other mutual funds, which generally attempt to "beat" market averages with often unpredictable results, the Fund seeks to "match" the performance of the Light Index, and thus is expected to provide a highly predictable return relative to that benchmark.

However, shareholders should expect to be fully exposed to the market risks inherent in investing in stocks. As the prices of stocks may be volatile, only investors able to tolerate possibly substantial fluctuations in the value of their investment, brought about by generally declining stock prices, should contemplate an investment in the Fund.

Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all shareholders. In order to minimize such costs, the Fund reserves the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund reserves the right to suspend the offering of its shares.

Investors should not consider an investment in the Fund a complete investment program, but should maintain holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments.

                           IMPLEMENTATION OF POLICIES

The Fund attempts to duplicate the investment results of the Light Index by holding all fifty- seven stocks which comprise the Index in approximately equal dollar amounts. The Light Index is an index of publicly traded companies that are chosen to represent the investment performance of the information and telecommunications technology segment of the broader stock market. The Light Index is comprised of fifty-seven companies that in a significant way use, distribute or control some aspect of the electromagnetic spectrum and thus are expected to be active participants in the rapid technological and business changes characterized as the information technology revolution. At least 90% of the fifty-seven securities will have a market capitalization of $1 billion or more as of December 31 of each year. On the first trading day in January of each year, the Light Index is rebalanced so that each company included in the Index represents approximately 1/57 of the total market value of the Index. The Fund will likewise be rebalanced at that time to replicate the Light Index such that each company included in the Fund will represent approximately 1/57 of the total market value of the Fund. During the calendar year, funds available for investment by the Fund will be used to purchase securities of each company then-comprising the Light Index. Such funds will be invested in each such company in accordance with its then-current market weighting within the Light Index. Sales necessary to effect redemptions of Fund shares will be effected in the same manner. The Adviser will seek to maintain the correlation between the performance of the Fund and the Light Index at 0.90 or higher. A correlation of
1.00 would indicate perfect correlation. There is no assurance that the Fund will achieve its stated objective. For further information concerning companies included in the Light Index and changes in composition of the Index since its inception, see "Investment Advisor - Companies Included in the Light Index."

The Light Index Fund is sponsored by the Light Index Investment Company which owns the trademark and all proprietary rights in the name "Light Index." Light Index Investment Company may use the Light Index for other business purposes unrelated to the Fund or the Company.

Set forth below is a discussion concerning types of investments in which the Fund may invest, strategies it may employ, and a summary of related risks. A complete listing of the Fund's investment limitations and investment considerations are contained in the Fund's SAI. Policies and limitations are considered at the time of purchase; the sale of investments is not required in the event of a subsequent change in circumstances.

Short-Term Money Market Instruments. Although it will seek to remain substantially fully invested in securities in the Light Index, the Fund may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

Derivative Investing. Derivatives are instruments whose values are linked to or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options. The Fund may utilize stock futures contracts, options, warrants, and swap agreements to a limited extent. Specifically, the Fund may enter into futures contracts and options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options. Furthermore, not more than 20% of the Fund's assets are to be invested in futures and options at any time. Additionally, the Fund's investments in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Exchanges).

The Fund may invest in convertible securities but these investments are not expected to exceed 5% of its assets.

The risk of loss associated with futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Fund will not use futures contracts, options, warrants, convertible securities or swap agreements for speculative purposes or to leverage its net assets. Accordingly, the primary risks associated with the Fund's use of these investments are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. However, options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of the Fund.

Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counter-party. This risk will be mitigated by the Fund's investment in the specific asset for which it is obligated to pay a return.

Foreign Securities. Although at least 90% of the market value of securities held by the Fund at anyone time will be securities listed on the New York Stock Exchange or the American Stock Exchange or qualified for inclusion on the NASDAQ Stock Market, the fund may invest in foreign securities. Investors should consider carefully the substantial risks involved in investing in foreign securities, whether made directly or through American Depository Receipts, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers that is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

Security Lending. The Fund may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The Fund will limit such loans so that they will not exceed 33 1/3% of the value of its securities.

Low Turnover. Although it generally seeks to invest for the long term, the Fund retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of the Fund will not exceed 25%. A turnover rate of 25% would occur, for example, if one fourth of the securities of the Fund were replaced within one year.

                             INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental limitations on its investment practices that may be changed only with the approval of a majority of the Fund's shareholders. Specifically, without such approval, the Fund will not:

         (a) Borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made.

                  Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;

         (b) With respect to 50% of its assets, (i) purchase securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer; or (ii) purchase more than 10% of the outstanding voting securities of any issuer.

A list of the Fund's policies and restrictions, both fundamental and non-fundamental, is set forth in the SAI. In order to provide adequate flexibility, the Fund's investment policies, as well as other policies that are not deemed fundamental, may be modified by the Board of Directors without shareholder approval.

                             MANAGEMENT OF THE FUND

The Officers of the Company manage the Fund's day-to-day operations, other than portfolio decisions, and are responsible to the Company's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of Directors and Officers of the Company and a statement of their present positions and principal occupations during the past five years can be found in the SAI.

                               INVESTMENT ADVISER

The Company employs The Light Index Investment Company (the "Adviser"), 704 Court A, Tacoma, WA 98402, as investment adviser to the Fund. Under an investment advisory agreement dated ___________________________, 1997 (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

The Adviser has no prior experience advising a mutual fund, but principals of the Adviser act as the investment advisers to individual and institutional clients with investment portfolios of more than $90 million. The Adviser was organized in 1997; its President, Mr. Henry Hewitt has been a registered investment adviser since 1993 and a registered representative of a NASD member firm beginning in 1985. Mr. Hewitt is the majority shareholder of the Adviser and serves as the portfolio manager of the Fund. As such, he is responsible for the day-to-day management of the Fund. Mr. John Harrington serves as Vice President of the Adviser. He is also President and CEO of Harrington Investments, Inc., a Registered Investment Adviser in Napa, California. Mr. Harrington was founder and Chairman of the Board of Working Assets Management Company and President of Working Asset Money Fund (now Citizens Trust Fund). He is also the Manager of Global Partners, L.L.C., a venture capital fund.

The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund and pays salaries and fees of all Officers and Directors of the Company (except the fees paid to directors who are not interested persons of the


[TA972810.223]

Adviser). For the foregoing the Adviser receives a monthly fee based on the Fund's average daily net assets at the annual rate of 1.0%.

Expenses not Assumed by Adviser. The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1993 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay the fees of directors who are not officers of the Company, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto. The Advisor has undertaken to reimburse the Company to the extent that aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 2.00% of the Fund's daily net assets. Such voluntary reimbursements to the Fund may be modified or discontinued at any time.

Portfolio Transactions. The Advisory Agreement authorizes the Adviser to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund. The Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Adviser of the Fund believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

Companies Included in the Light Index. The Adviser, as the portfolio manager of the Fund, will seek to replicate the aggregate price performance, before Fund expenses, of the Light Index, an Index that the Adviser considers to be unique. The Light Index is an index of publicly traded companies that are chosen to represent the investment performance of the information and telecommunications technology segment of the broad stock market. The Light Index is comprised of fifty-seven companies that in a significant way use, distribute or control some aspect of the electromagnetic spectrum and thus are expected to be active participants in the rapid technological and business changes characterized as the information technology revolution. On the first trading day in January of each year, the Light Index is rebalanced so that each company included in the Index represents approximately 1/57 of the total market value of the Index. The Fund will likewise be rebalanced at that time to replicate the Light Index such that each company included in the Fund will represent approximately 1/57 of the total market value of the Fund. During the calendar year, funds available for investment by the Fund will be used to purchase securities of each company then-comprising the Light Index. Such funds will be invested in each such company in accordance with its then-current market weighting within the Light Index. Sales necessary to effect redemptions of Fund shares will be effected in the same manner. The Adviser will seek to maintain the correlation between the performance of the Fund and the Light Index at 0.90 or higher. A correlation of 1.00 would indicate perfect correlation. There is no assurance that the Fund will achieve its stated objective.

The Fund is affiliated with the Light Index through ownership of all rights to the trademark Light Index by the Light Index Investment Company, the investment adviser to the Fund. Light Index Investment Company may use the Light Index for other business purposes unrelated to the Fund or the Company.

The following lists the companies comprising the Light Index as of November 1, 1997.



INTERNET          Cisco Systems
                  3 Com
                  Ascend Communications
                  Sun Microsystems
                  America Online
                  Netscape

WIRELESS          Ericsson
                  Nokia
                  Comsat
                  GM Hughes
                  Motorola
                  Qualcomm

SOFTWARE          Microsoft
                  T. Rowe Price
                  Parametric Technology
                  Oracle
                  First Data Corp.
                  Intuit
                  SAP

IMAGING & GRAPHICS
                  Electronics for Imaging
                  Kodak
                  Canon
                  Xerox
                  Fuji
                  Adobe Systems
                  Lexmark

ENTERTAINMENT & MEDIA
                  Reuters
                  Disney
                  Nintendo
                  Time Warner
                  News Corp.
                  Viacom

COMPUTER HARDWARE & ELECTRONICS
                  COMPAQ
                  Hewlett Packard
                  Philips
                  Sony
                  Toshiba
                  Apple
                  Dell Computers

INTEGRATED CIRCUITS/SEMICONDUCTORS
                  Intel
                  KLA Tencor
                  Xilinx
                  Texas Instruments
                  Maxim Integrated Products
                  Applied Materials
                  LSI Logic
                  Micron Technology
                  MEMC Electronics
                  Analog Devices

TELECOMMUNICATIONS
                  Lucent Technologies
                  Telebras
                  MCI
                  Symbol Technologies
                  Sprint
                  Bell Atlantic
                  TCI
                  DSC Communications



The Adviser, in its discretion and in its capacity as owner of the Light Index, makes additions and deletions to the Light Index from time to time. In deciding whether to add or delete a company from the Light Index, the Advisor considers economic fundamentals which it gathers from the companies' financial statements, including, but not limited to, sales growth, R&D spending, operating margins, inventory turnover, days sales outstanding and market share. Deletions from the Light Index occur when a company is acquired by or merged with another company and is not the surviving entity or when, in the opinion of the Adviser, a company is no longer a leading firm in its segment of the market or its economic fundamentals have begun to deteriorate. From January 1, 1997 through November 1, 1997, five companies were added to and five companies were deleted from the Light Index. During 1996, eight companies were added to, and eight companies were deleted from the Light Index, and during 1995, nine companies were added to, and eight companies were deleted from the Light Index. The greater number of additions than deletions occurring during 1995 is attributable to the acquisition of McCaw Cellular by AT&T which was completed on September 20, 1994. McCaw Cellular was not replaced until 1995. A current list of the companies comprising the Light Index at any one time, their performance and recent additions and deletions to the Light Index can be found on the world wide web at www.lightindex.com.

Performance of the Light Index. The data set forth is provided to illustrate past performance of the Light Index. See "Investment Objective" and "Investment Policies." All performance data presented is historical and investors should not consider this performance data as an indication of the future performance of the Fund or the results an individual investor might achieve by investing in the Fund.

All returns quoted are time-weighted total rates of return and include the reinvestment of dividends and interest except that data for the Light Index excludes dividend income. Performance figures for the Light Index Portfolio exclude the advisory fees charged by the Adviser. Consequently, the figures do not reflect the assessment of the Fund's advisory fee or other expenses equivalent to the Fund's operating expenses. The net effect of the deduction of the Fund's advisory fee and the operation expenses on annualized performance, including the compounded effect over time, may be substantial. Investors should be aware that because the Fund will elect to qualify as a regulated investment company under the Internal Revenue Code, the Fund will not be subject to taxes on its investment income and capital gains. See "Dividends, Other Distributions and Taxes."

Comparative data is presented for the Standard & Poors 500 Index since such data also measures performance of portfolios of companies with capitalization greater than $1 billion (though the business of many of the companies comprising the Standard & Poors 500 Index is outside of the information and telecommunications sector) and because 29 of the 57 companies comprising the Light Index as of November 1, 1997 are also part of the Standard & Poors 500 Index. Comparative data is also presented for the Lipper Science and Technology Fund Index (the "Lipper Index") since such data measures the performance of companies whose activities fall within the information and telecommunication sector (though many of the companies comprising the Lipper Index have a capitalization less than $1 billion). All information presented is based on data supplied by the Adviser or from statistical services, reports or other sources believed by the Adviser to be reliable. However, such information has not been verified by any third party and is unaudited. See "Total Return."


                           ANNUAL RATES OF RETURN (1)
                            Years Ended December 31.

                                  1996             1995             1994
                                  ----             ----             ----
The Light Index                   16.48            43.47            14.67
S&P 500 Index (2)                 20.26            34.11            -1.54
Lipper Index                      16.82            34.74            10.27


                      COMPOUNDED ANNUAL RATES OF RETURN (1)
                     (For the Period Ended December 31, 1996

                             3 YEARS                         1 YEAR
                             -------                         ------
The Light Index              24.89%                          16.48%
S&P 500 Index (2)            17.61%                          20.26%
Lipper Index (3)             20.61%                          16.82%

--------------------------

(1) The calculation of the rates of return was performed in accordance with the Performance Presentation Standards endorsed by the Association for Investment Management and Research ("AIMR"). Other performance calculation methods may produce different results. The AIMR performance presentation criteria require the presentation of at least a ten-year performance record or performance for the period since inception, if shorter.

Total annual rate of return is the change in redemption value of units purchased with an initial $10,000 investment, assuming no dividends on the Light Index Portfolio. Compounded annual rate of return represents the level annual rate which, if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.

(2) The S&P 500 Index is a widely recognized index of market activity based on the aggregate performance of a selected, unmanaged portfolio of publicly traded common stocks. The performance data includes reinvested dividends.

(3) The Lipper Science and Technology Index consists of the top ten technology funds as measured by dollars invested in those funds. The performance data includes reinvested dividends.

Past performance may not be indicative of future rates or return.
Investors should also be aware that other performance calculation methods may produce different results, and that comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

                           ADMINISTRATION OF THE FUND

The Fund has entered into a Fund Administration Servicing Agreement (the "Administration Agreement") with Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin

53202 (the "Administrator"). Under the Administration Agreement, the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares the Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a fee, paid monthly at an annual rate of .06% for the first $200 million of the Fund's average net assets,
 .05% of the next $500 million of the Fund's average net assets, and .03% of the Fund's average net assets in excess of $700 million. Notwithstanding the foregoing, the minimum annual fee payable to the administrator is $30,000.

Firstar Trust Company also provides custodial, transfer agency and accounting services for the Fund. Information regarding the fees payable by the Fund to Firstar Trust Company for these services is provided in the Statement of Additional Information.

Shares of the Fund are sold on a continuous basis by the Fund's distributor, First Data Distributors, Inc. ("FDDI"), a wholly-owned subsidiary of First Data Services Group, Inc. FDDI is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts, 01581-5108.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions. The Fund intends to declare and pay income dividends on an annual basis. The Fund intends to distribute net capital gains, if any, on an annual basis in December. Dividends and other distributions, if any, will automatically be paid in additional shares of the Fund unless the shareholder elects otherwise. Such election must be made in writing to the Fund.

Taxes. The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under the Code, so that the Fund will not be subject to federal income tax to the extent it distributes its income and gains to shareholders. Dividends, whether paid in cash or reinvested in additional shares, from net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral), and will qualify, in part, for the 70% dividends-received deduction for corporations, but the portion of the Fund's dividends so qualified will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of the length of time the shares have been owned by the shareholder. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax - generally, 28% for gain on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. The Tax Act, however, does not address the application of these rules to distributions of net capital gain by a RIC, including whether those distributions may be treated by its shareholders in accordance with the RIC's holding period for the assets it sold that generated the gain; the application thereof must be determined by further legislation or future regulations that are not available as this Prospectus is being prepared. Accordingly, shareholders should consult their tax advisers as to the effect of the Tax Act on distributions by the Fund to them of net capital gain. Capital gain distributions are not eligible for the dividends-received deduction for corporations. Shareholders are notified annually as to the federal tax status of dividends and other distributions paid by the Fund. If a shareholder is not required to pay taxes on income, such shareholder is generally not required to pay federal income tax on the amounts distributed to him or her.

Any dividends and capital gain distributions declared in December to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by shareholders on December 31 if the distributions are paid before February 1 of the following year.

When a shareholder redeems shares of the Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the shares. In addition, if Fund shares are bought within thirty days before or after selling other Fund shares at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. Capital gain on redeemed shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

The Fund is required by federal law to withhold 31% of reportable payments (which includes dividends, capital gain distributions, and redemptions) payable to individual and certain other non-corporate shareholders who have not complied with certain Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or other taxpayer identification number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Dividends and other distributions declared by the Fund, as well as redemptions of shares, may also be subject to state and local taxes.

The foregoing summarizes some of the important income tax considerations generally affecting the Fund and its shareholders. POTENTIAL INVESTORS IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATION.

                                   SHARE PRICE

The Fund's share price or "net asset value" per share is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of outstanding shares of the Fund. The Fund's net asset value is determined at the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.

Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

The Fund has adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a type which are permitted investments for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in the manner described above.

                                DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund as determined by the Board of Directors, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

                               GENERAL INFORMATION

The Company is a Maryland corporation. The Articles of Incorporation permit the Directors of the Company to issue a total of one hundred million shares of common stock with a $0.0001 par value, fifty million of which have been classified as the shares which comprise the Fund. The Board of Directors of the Company has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Company is offering one class of shares.

The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

All securities and cash of the Fund are held by Firstar Trust Company, which also serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse, LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.

                    OPENING AN ACCOUNT AND PURCHASING SHARES

You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return a Purchase Application and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $10,000 minimum initial investment requirement or $1,000 for Uniform Gifts/Transfers to Minors Act accounts and Individual Retirement Accounts (IRAs). You must open a new IRA by mail (IRAs may not be opened by wire) using a Light Index IRA Application. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department at 1-888-Index57 (1-888-463-3957). Note: For other types of account registrations (e.g. corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

All applications to purchase capital stock are subject to acceptance or rejection by authorized officers of the fund and are not binding until accepted. Applications will not be accepted unless accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union. The custodian will charge a $20 fee against a shareholder's account, in addition to any loss sustained by the fund, for any payment check returned to the custodian for insufficient funds, stop payment or account closed. It is the policy of the fund not to accept applications under circumstances or in amounts considered disadvantageous to shareholder; for example, if an individual previously tried to purchase shares with a bad check.

Because of the risks associated with common stock and bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Fund reserves the right to reject any specific purchase request. The Fund also reserves the right to suspend the offering of shares for a period of time.

The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e. there are no sales commissions though there are charges for 12b-1 fees)

Purchasing by Mail.  Complete and sign the enclosed Purchase Application.

-NEW ACCOUNT. PLEASE INCLUDE THE AMOUNT OF YOUR INITIAL INVESTMENT ON THE PURCHASE APPLICATION, MAKE YOUR CHECK PAYABLE TO LIGHT INDEX FUND AND MAIL TO:

                             Light Index Fund, Inc.
                            c/o Firstar Trust Company
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                              ---------------------

                    For express or registered mail, sent to:

                             Light Index Fund, Inc.
                            c/o Firstar Trust Company
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at Firstar Trust Company's post office box of purchase applications or redemption requests does not constitute receipt by Firstar Trust Company or the Fund.

-Additional investments. Subsequent investments to any account may be made by mail or wire. The minimum subsequent investment is $100. Additional investments should include the additional investment form attached to your fund confirmation statements. Please make your check payable to Light Index Fund, write your account number on your check and, using the return envelope provided, mail to one of the addresses indicated for new accounts.

All written requests should be mailed to one of the addresses indicated for new accounts. DO NOT send registered, overnight or express mail to the post office box address.

Purchasing by wire.  Money should be wired to:

                          Firstar Bank Milwaukee, N.A.
                            777 East Wisconsin Avenue
                               Milwaukee, WI 53202
                             ABA Number 0750-000-22

                      For credit to: Firstar Trust Company
                           Account Number 112-952-137

                    For further credit to: Light Index Fund,
               [shareholder account number], [shareholder name].

Before Wiring. To assure proper receipt, please be sure to contact our Investor Information Department at 1-888-Index57 (1-888-463-3957) before wiring and to include the above-referenced information. If you are opening a new account, please complete the Purchase Application and mail it to the "New Account" address after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for Business.

Purchasing by Telephone. The Fund lets you move money from your bank account to your Light Index Fund account by telephone transfer at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Telephone transactions may not be used for initial purchases of Fund shares, and there is a minimum purchase requirement of $100 per telephone transaction. Your account must already be established prior to initiating telephone purchases. Your Fund shares will be purchased at the net asset value determined as of the close of regular trading on the date that Firstar Trust Company receives payment by Electronic Funds Transfer through the ACH System. Most transfers are completed within 3 business days. To preserve flexibility, the Fund may revise or remove the ability to purchase shares by phone, or may charge a fee for such service, although currently the Fund does not expect to charge a fee. Shareholders in the Fund may also request by telephone a change of address, a change in investments made through an Automatic Investment Plan, and a change in the manner in which dividends are received.

Automatic Investment Plan. The Automatic Investment Plan allows you to purchase shares by an electronic transfer of funds at regular monthly intervals from your bank checking account, money market account, NOW account or savings account.

There is no minimum initial investment if you enroll in the Automatic Investment Plan when you open your account. Your account will be debited and shares will be purchased at regular monthly intervals of your choosing at the then-current net asset value. You may join the Automatic Investment Plan by completing that portion of the Purchase Application or filling out a separate Automatic Investment Plan Application which you may obtain from the Fund or from Firstar Trust Company. You may cancel your participation in the Plan or change the amount of purchase or the day of each month on which shares are purchased at any time by calling our Investor Information Department at 1-888-Index57 (1-888-463-3957) or by writing to the Fund, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The change or cancellation by a shareholder will be effective five business days following receipt.

Each investment through the Automatic Investment Plan must be at least $100 and not more than $50,000. For you to participate in the Plan, your bank or other financial institution must be an Automated Clearing House member. It will take about 15 days for Firstar to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

Choosing a Distribution Option. You must select one of three distribution options:

    1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you unless you specify one of the other options.

    2. CASH DIVIDEND OPTION -- Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.

    3. ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash.

         You may change your option by calling our Investor Information Department at 1- 888-Index57 (1-888-463-3957).

Tax Caution. Investors should ask about the timing of capital gains and dividend distributions before investing. Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase Fund shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distributions normally occur in December, and income from dividends are generally paid annually in December. For additional information on distributions and taxes, see the section entitled "Dividends, Capital Gains, and Taxes."

Important Information. Certain optional Fund services may be selected when you complete your Purchase Application. However, the easiest way to establish optional Fund services on your account is to call our Investor Information Department (1-888-Index57 (1-888-463-3957)) for assistance.

For our mutual protection, we may require a signature guarantee on certain written transaction requests and will require a signature guarantee for all written redemptions over $25,000 and when redemption proceeds are made payable to other than the account owner(s) or are being sent to other than the address of record. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that the Fund deems acceptable. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

Share certificates will be issued upon request. If a certificate is lost, you may incur an expense to replace it.

If you purchase shares in the Fund through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

The Fund will not cancel any trade (e.g., a purchase or redemption) believed to be authentic, received in writing or by telephone, once the trade has been received.


When Your Account Will Be Credited. Your trade date is the date on which your account is credited. If your purchase is made by check or Federal Funds wire and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date. The Fund will not accept third-party checks to open an account. Please be sure your purchase check is made payable to "The Light Index Investment Fund."

                               SELLING YOUR SHARES

You may withdraw any portion of the funds in your account by redeeming shares at any time (please see "Important Redemption Information"). The Fund will deduct a redemption fee of 1% of the value of the shares redeemed if the shares are held for less than one year. You may initiate a request by writing or by telephone. Your redemption proceeds will be mailed no later than the seventh day after the receipt of the request in Good Order, except that when a purchase has been made by check, the Fund can hold payment on redemption until it is reasonably satisfied the check has cleared, which may take up to 12 days. If you redeem by telephone and request wire payment, such payment will normally be made in Federal Funds on the next business day. The transfer agent will charge a $12 fee to wire redemption proceeds.

Selling by Mail. Requests should be mailed to The Light Index Fund, Inc., c/o Firstar Trust Company, Shareholder Services Center, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (For express or registered mail, send your request to The Light Index Fund, Inc., c/o Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202-5207.)

If you are requesting a redemption of shares from an Individual Retirement Account (IRA), you must include instructions regarding federal income tax withholding. Unless otherwise indicated, such a redemption, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

The redemption price of shares will be the Fund's net asset value next determined after Firstar Trust Company has received all required documents in Good Order.

Definition of Good Order. Good Order means that the request includes the following:

    1.   The account number and Fund name.

    2.   The amount of the transaction (specified in dollars or shares).

    3.   Signatures of all owners exactly as they are registered on the account.

    4.   Any required signature guarantees.

    5. Other supporting legal documentation that might be required in the case of estates, corporations, trusts and certain other accounts.

    6.   Any certificates you hold for the account.

If you have questions about this definition as it pertains to your request, please call our Investor Information Department at 1-888-Index57
(1-888-463-3957).

Selling by Telephone. To sell shares by telephone you or your pre-authorized representative may call our Investor Information Department at 1-888-Index57 (1-888-463-3957). The proceeds will be sent to you by mail, unless you request wire payment. If you redeem by telephone and request wire payment, such payment will normally be made in Federal Funds on the next business day. Firstar Trust Company will wire redemption proceeds only to the bank and account designated on your Purchase Application or in written instructions subsequently received by Firstar Trust Company and only if the bank is a commercial bank located within the United States which is an

ACH member. Firstar Trust Company charges a fee (currently $12, but subject to change without notice) for each payment made by wire of redemption proceeds, which fee will be deducted from your account. Please see "Important Information About Telephone Transactions."

Systematic Withdrawal Plan. You may submit a systematic withdrawal plan which provides for regular monthly or quarterly checks to be sent to you (or your designee). Shareholders owning shares of the Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less that $50 per payment, by authorizing Firstar Trust Company to redeem the necessary number of shares either monthly or quarterly in order to make the payments requested. Proceeds may either be mailed to you or moved to your bank account by ACH transfer. Transfers by ACH generally take up to three business days to reach your bank account. Share certificates for the shares being redeemed must be held for you by the Firstar Trust Company. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application. Corporations or other legal entities should call Firstar Trust Company for special instructions. There is no charge for the use of this plan. Shareholders should be aware that such systematic withdrawals could deplete or use up entirely the initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60 days written notice or by a shareholder upon written notice to the Firstar Trust Company. An application may be obtained from Firstar Trust Company by telephone at 1-888-Index57 (1-888-463-3957). A signature guarantee is required to convert an existing account to systematic withdrawal.

Important Redemption Information. Shares purchased by check or telephone transfer may be redeemed at any time. However, redemption will not be made until payment for the purchase is collected, which may take up to ten calendar days.

Delivery of Redemption Proceeds. Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Firstar Trust Company in Good Order.

The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

Minimum Account Balance Requirement. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account that is below $1,000. You will be notified if the value of your account is below this minimum account balance requirement. You will then be allowed 30 days to make an additional investment before the account is liquidated. If an account is liquidated, the proceeds will be promptly paid to the shareholder.

                           IMPORTANT INFORMATION ABOUT
                             TELEPHONE TRANSACTIONS

The ability to initiate redemptions (except wire redemptions) by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, the Fund adheres to the following security procedures:

   1. SECURITY CHECK. To request a transaction by telephone, the caller must know (i) the name of the Fund; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

   2. PAYMENT POLICY. The proceeds of any telephone redemption by mail will be made payable to the registered share owner and mailed to the address of record only. The proceeds of any telephone redemption by wire will be wired only to the bank and account designated on the Purchase Application or in written instructions subsequently received by Firstar Trust Company from the registered share owner and only if the bank is a commercial bank located within the United States.

Neither the Fund nor Firstar Trust Company will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. The Fund believes that the security procedures described above are reasonable and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If the Fund or Firstar Trust Company fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.

                            OTHER ACCOUNT INFORMATION

You may request transfer of the registration of any of your Fund shares to another person by writing to: The Light Index Fund, Inc., c/o Firstar Trust Company, Shareholder Services Center, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The request must be in Good Order. For further instructions, please call our Investor Information Department (1-888-Index57 (1-888-463- 3957)).

For more information about any of these services, please call our Investor Information Department at 1-888-Index57 (1-888-463-3957).

Firstar Trust Company will send you a confirmation statement each time you initiate a transaction in your account. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

Financial Reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.

                              SUBJECT TO COMPLETION
                 PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                            DATED _____________,1997

                                     PART B

                             LIGHT INDEX FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement is not a prospectus but should be read in conjunction with the Light Index Fund's current Prospectus (which is dated __________, 1997), as may be amended from time to time.
To obtain a Prospectus please call:

                  --------------------------------------------
                         1-888-INDEX57 (1-888-463-3957)

                                TABLE OF CONTENTS

                                                                        PAGE
General Information and History.......................................   B-2
Investment Objectives and Policies....................................   B-2
Investment Limitations................................................   B-2
Investment Considerations.............................................   B-4
Purchase of Shares....................................................   B-9
Redemption of Shares..................................................  B-10
Management of the Fund; Directors and Officers........................  B-10
Ownership of Management and Principal Shareholders....................  B-12
Investment Adviser, Administrator, Custodian,
     Transfer Agent and Account Services Agent........................  B-12
Distribution Plan.....................................................  B-14
Share Price...........................................................  B-14
Systematic Withdrawal Plan............................................  B-15
Brokerage Allocation..................................................  B-15
Dividends, Other Gain Distributions and Taxes.........................  B-16
Shareholder Meetings..................................................  B-18
Performance Measures..................................................  B-29
Independent Accountant................................................  B-20
Financial Statement...................................................  B-20

                         GENERAL INFORMATION AND HISTORY

The Light Index Fund, Inc. (the "Company") employs The Light Index Investment Company (the "Adviser"), 704 Court A, Tacoma, WA 98402, as investment adviser of its single portfolio, the Light Index Fund (the "Fund"). Under an investment advisory agreement dated ___________________________, 1997 (the "Advisory
Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Company.

The Adviser has no prior experience advising a mutual fund, but principals of the Adviser act as investment advisers to individual and institutional clients with investment portfolios of more than $90 million. The Adviser was organized in 1997; its President, Mr. Henry Hewitt has been a registered investment advisor since 1993 and a registered representative of a NASD member firm beginning in 1985. Mr. Hewitt is the majority shareholder of the Adviser and serves as the portfolio manager of the Fund. As such, he is responsible for the day-to-day management of the Fund. Mr. John Harrington serves as Vice President of the Adviser. He is also President and CEO of Harrington Investments, Inc., a Registered Investment Adviser in Napa, California. Mr. Harrington was founder and Chairman of the Board of Working Assets Management Company and President of Working Asset Money Fund (now Citizens Trust Fund). He is also the Manager of Global Partners, L.L.C., a venture capital fund.

                        INVESTMENT OBJECTIVE AND POLICIES

The Fund is an open-end non-diversified investment company designed as an "index" fund. It seeks to replicate the aggregate price performance, before Fund expenses, of the Light Index, an index of publicly traded companies that are chosen to represent the investment performance of the information and telecommunications technology segment of the broader stock market. The Light Index is comprised of fifty-seven companies that in some significant way use, distribute or control some aspect of the electromagnetic spectrum and thus are expected to be active participants in the much discussed information technology revolution. On the first trading day in January of each year, the Light Index is rebalanced so that each company included in the Index represents approximately 1/57 of the total market value of the Index. The Fund will likewise be rebalanced at that time to replicate the Light Index such that each company included in the Fund will represent approximately 1/57 of the total market value of the Fund. During the calendar year, funds available for investment by the Fund will be used to purchase securities of each company then-comprising the Light Index. Such funds will be invested in each such company in accordance with its then-current market weighting within the Light Index. Sales necessary to effect redemptions of Fund shares will be effected in the same manner. The Adviser will seek to maintain the correlation between the performance of the Fund and the Light Index at 0.90 or higher. A correlation of 1.00 would indicate perfect correlation. There is no assurance that the Fund will achieve its stated objective. See "Implementation of Policies" and "Investment Advisor - Companies Included in the Light Index" in the Prospectus for a further description of the Light Index.

                             INVESTMENT LIMITATIONS

As set forth in the Prospectus dated __________, 1997, under the heading "Investment Objective," the Fund has adopted certain fundamental limitations on its investment practices that may be changed only with the approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940 (the "Act")). Specifically, without such approval, the Fund will not:

      1) change its investment objective, which is to provide investment results that correspond to the Light Index;

      2) invest in commodities or purchase real estate, although it may purchase securities of companies which deal in real estate or interests therein, and the Fund may invest in stock index futures contracts, stock options and options on stock index futures contracts to the extent that not more than 5% of the Fund's assets are required as margin deposit for futures contracts and not more than 20% of the Fund's assets are invested in futures and options at any time;

      3) lend money to any person except (i) by purchasing a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) which are publicly distributed or customarily purchased by institutional investors, and (ii) as provided under "Lending of Securities";

      4) purchase securities on margin or sell securities short, except as set forth in paragraph 2 above;

      5) with respect to 50% of its assets, (i) purchase securities of any issuer (except obligations of the U.S. Government and its instrumentalities), if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer; or (ii) purchase more than 10% of the outstanding voting securities of any issuer;

      6) borrow money, except from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;

      7) pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of the value of its total assets;



[TA972810.223]                                        B-3

      8) engage in the business of underwriting securities issued by other persons except to the extent that the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of Fund securities;

      9) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid;

      10) invest for the purpose of controlling management of any company;

      11) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders, or otherwise to the extent permitted by Section 12 of the Act. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

      12) invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs, except as set forth in limitation number "2", above.

      13) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' of continuous operation;

      14) purchase or retain securities of an issuer if Officers and Directors of the Company owning more than 1/2 of 1% of such securities each, or together own more than 5% of such securities.

The above-mentioned investment limitations are considered at the time investment securities are purchased.

                            INVESTMENT CONSIDERATIONS

The Fund has adopted certain other investment policies which are not fundamental policies and which may be changed by the Fund's Board of Directors without shareholder approval.

Repurchase Agreements. The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review of the credit worthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of a Fund's assets at the time of investment will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities, are liquid and not subject to the 15% limitation described above.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Lending of Securities. The Fund may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its Fund securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its Fund securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "Act"), or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.

At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights pass with the loaned securities, but if a material event occurs which affects an investment on loan, the loan must be called and the securities voted.

Futures Contracts. The Fund may enter into futures contracts, options, warrants, options on futures contracts, convertible securities and swap agreements for the purpose of simulating full investment and reducing transaction costs. The Fund does not use futures or options for speculative purposes. The Fund will only use futures and options to simulate full investment in the underlying index while retaining a cash balance for fund management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Fund will only sell futures contracts to protect against a decrease in the price of securities it intends to sell, or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased by the Fund upon sale of open futures contracts.

Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements. the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell Fund securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the adviser will incorrectly predict futures stock market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Fund's Officers do not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Fund securities being hedged.

It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its Fund securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Federal Tax Treatment of Futures Contracts. The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year, as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for each Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. Net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

                               PURCHASE OF SHARES

The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase or exchange purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and
(iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments as well as redemption fees for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

Exchange of Securities for Shares of the Fund. In certain circumstances, shares of the Funds may be purchased in exchange for a minimum value of $1 million in common stocks. Such common stocks must be included in the appropriate Index and each position must have a market value in excess of $10,000. Additionally, such securities will be acquired by the Fund for investment purpose and not for resale and must be liquid securities which are not restricted as to transfer and have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ. Securities accepted by the Fund will be valued as set forth under "Share Price" in the Fund's prospectus as of the time of the next determination of net asset value after such acceptance. Shares of the Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

The Fund will not accept securities in exchange unless: (1) such securities are, at the time of the exchange, included in the Fund; (2) such an exchange will not cause the Fund's weightings to become unbalanced with respect to the stocks included in the Light Index, (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (i.e., one that does not involve a trade of substantial size which artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund's net assets immediately prior to the transaction.

Investors interested in such purchases should contact the Fund.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions except that the Fund will deduct a redemption fee of 1% of the value of the shares redeemed if the shares are held for less than one year. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus, and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                 MANAGEMENT OF THE FUND; DIRECTORS AND OFFICERS

The Officers of the Company manage the Fund's day-to-day operations and are responsible to the Company's Board of Directors. The Directors set broad policies for the Company and choose its Officers. The following is a list of the Directors and Officers of the Company and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is 704 Court A, Tacoma, WA 98402.

Henry Hewitt, 44, created the Light Index in 1994. He will be responsible for the day-to-day management of the Light Index Fund. An Oxford graduate, he began working in the securities business in 1985 as a broker for Merrill Lynch. He has been a registered investment adviser since 1993 and has published a monthly newsletter called The Light Revolution Herald(C) since September 1993. The Light Revolution Herald(C) examines current technological and financial developments surrounding the companies which are included in the Light Index. Mr. Hewitt will serve as President and a Director of the Company.

Brian Hatch, 57, is a legislative advocate before the California legislature, representing the California Professional Firefighters. Mr. Hatch is the founder and a director of Working Assets Money Fund, an open end investment company (money market fund) registered under the Investment Company Act of 1940. Mr. Hatch will serve as a Director of the Company.

*John Hewitt Jr., 69, has been an investment adviser in Tacoma since 1964. He will serve as a Director to the Fund. He is a Yale graduate and a retired Marine Captain. Mr. Hewitt will serve as a Director of the Company.

*Thomas Kinsman, 50, is a self-employed consultant who's business emphasizes management training. His clients are principally companies involved in technology. He was employed by Xerox Corporation for 20 years in management training and general management positions. Mr. Kinsman is a graduate of University of Arizona. He will serve as a Director of the Company.

Charles O'Herin is a retired Army officer and has been a small business owner since 1990. Mr. O'Herin has over 25 years of experience developing, managing, defining and reengineering high technology programs and information management organizations and systems. He is co-founder of New Definitions, a Management Consulting firm designed to improve businesses, and co-founder of Washington Online Services (TM), an Internet Business Consulting firm designed to help businesses and consumers benefit from the Internet through electronic commerce. Mr. O'Herin will serve as Vice President, Secretary and Treasurer of the Company.

*Indicates directors who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Henry Hewitt, Brian Hatch and Charles O'Herin are "interested persons" of the Company (as defined in the Investment Company Act of 1940.

The Company's standard method of compensating directors is to pay each director who is not an interested person of the Company a fee of $500 for each meeting of the Board of Directors attended. The Company also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

The Company was incorporated on October 21, 1997. The table below sets forth the compensation anticipated to be paid by the Company to each of the current directors of the Company who are not "interested persons" during the fiscal year ending October 31, 1998.

                                                          PENSION OR
                                                          RETIREMENT             ESTIMATED                      TOTAL
          NAME OF                  AGGREGATE               BENEFITS               ANNUAL                    COMPENSATION
          PERSON                  COMPENSATION            ACCRUED AS             BENEFITS                   FROM COMPANY
                                  FROM COMPANY           PART OF FUND              UPON                       AND FUND
                                                           EXPENSES             RETIREMENT                PAID TO DIRECTORS

Henry Hewitt                          -0-                     -0-                   -0-                          -0-
Brian Hatch                           -0-                     -0-                   -0-                          -0-
Thomas Kinsman                       $2,000                   -0-                   -0-                        $2,000
John Hewitt, Jr.                     $2,000                   -0-                   -0-                        $2,000

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Set forth below are the names and addresses of all holders of the Fund's shares who, as of the date hereof, owned, beneficially or otherwise, more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund owned, beneficially or otherwise, of all directors and officers of the Company:


NAME AND ADDRESS                         NUMBER OF SHARES         PERCENT OWNED

Directors and Officers as a
Group (4 persons)



As of the date hereof, the shareholders listed above control the Fund and the Company and own sufficient shares of the Fund to approve or disapprove all matters brought before shareholders of the Company, including the election of directors of the Company and the approval of auditors.
The Company does not control any person.

                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                    TRANSFER AGENT AND ACCOUNT SERVICES AGENT

As set forth in the Prospectus under the caption "Investment Adviser," the investment adviser to the Fund is Light Index Investment Company, 704 Court A, Tacoma, WA 98402 (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Company and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by Henry Hewitt, President and majority shareholder.

The Advisor has undertaken to reimburse the Company to the extent that aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 2.00% of the Fund's daily net assets. Such voluntary reimbursements to the Fund may be modified or discontinued at any time. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitations, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.

The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the Fund's shareholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Company, and that it shall be automatically terminated if it is assigned.

The Advisory Agreement provides that the Adviser shall not be liable to the Company or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

As set forth in the Prospectus under the caption "Administration of the Fund," the administrator to the Company is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). The Fund Administration Servicing Agreement entered into between the Company and the Administrator relating to the Fund (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Company.

Under the Administration Agreement, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

Firstar Trust Company also provides services to the Company and the Adviser pursuant to a Fulfillment Servicing Agreement ("Fulfillment Agreement"). Under the Fulfillment Agreement, Firstar Trust Company has agreed to answer telephone calls and inquiries from and provide information and material to prospective shareholders about the Fund, as well as compile and provide information about such inquiries to the Company. For its services under the Fulfillment Agreement, Firstar Trust Company is entitled to receive service fees of $.99 per minute, with a $100 per month minimum and a one-time $780 set-up fee. Firstar is also entitled to receive service fees in connection with its reporting of leads to the Company of $.45 per lead, which includes the insertion of up to 4 items, and $.15 per item for additional inserts.

Firstar Trust Company also serves as custodian of the Company's assets pursuant to a Custodian Servicing Agreement ("Custodian Agreement"). Under the Custodian Agreement, Firstar Trust Company has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Fund concerning the Fund's operations. Firstar Trust Company does not exercise any supervisory function over the purchase and sale of securities. For its services as custodian, Firstar Trust Company is entitled to receive a fee, payable monthly, based on the annual rate of .02% of the market of the Fund (subject to a minimum annual $3,000 fee). In addition, Firstar Trust Company, as custodian, is entitled to certain charges for securities transactions and reimbursements for expenses.

Firstar Trust Company also serves as a transfer agent and dividend disbursing agent for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services, Firstar Trust Company is entitled to receive fees at the rate of $14.00 per shareholder account (subject to a minimum annual fee of $22,000). Also, Firstar Trust Company is entitled to certain other transaction charges and reimbursement for expense.

In addition the Company has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, Firstar Trust Company is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund,
 .01% on the next $200 million of average net assets, and .005% on average net assets exceeding $240 million. Firstar Trust Company is also entitled to certain out of pocket expenses, including pricing expenses.

                                DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund as determined by the Board of Directors, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

Shares of the Fund are sold on a continuous basis by the Fund's distributor, First Data Distributors, Inc. ("FDDI"), a wholly-owned subsidiary of First Data Services Group, Inc. FDDI is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts, 01581-5108.

                                   SHARE PRICE

As set forth in the Prospectus under the caption "Share Price," the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday, except New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                           SYSTEMATIC WITHDRAWAL PLAN

An investor who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Fund or Firstar Trust Company, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at the regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Company and appoints it as an agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Company is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

The minimum amount of a withdrawal payment is $50. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly (every other month), quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing thirty (30) days prior to the next payment.

                              BROKERAGE ALLOCATION

The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Company's Board of Directors. Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Although the Fund does not initially intend to market its shares through intermediary broker-dealers, the Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commissions is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

                  DIVIDENDS, OTHER GAIN DISTRIBUTIONS AND TAXES

The Fund intends to declare and pay income dividends on an annual basis. The Fund intends to distribute net capital gains, if any, on an annual basis in December. Dividends and other distributions, if any, will automatically be paid in additional shares of the Fund unless the shareholder elects otherwise. Such election must be made in writing to the Fund.

It is the policy of the Fund to distribute all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid federal income tax on it and the imposition of the federal excise tax on certain undistributed income and capital gain. The Fund intends to qualify for taxation as a "regulated investment company" ("RIC") under the Code, so that the Fund will not be subject to federal income tax to the extent it distributes its income and gains to shareholders. To qualify as a RIC for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gains) and must meet several additional requirements. For the Fund, these requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, and for ward contracts) derived with respect to its business of investing in securities or those currencies; and
(2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

Any use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith.

The Fund also intend to declare and pay dividends and capital gain distributions so as to avoid imposition of federal excise tax.

Undistributed net investment income is included in the Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends and other distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to the investor.

As stated above and in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and other distributions are automatically paid in additional Fund shares at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and other distributions in additional shares at net asset value) or the Cash Option (both income dividends and other distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or other distribution is paid. For additional information, see "Investment Considerations--Federal Tax Treatment of Futures Contracts."

                              SHAREHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Act.

The Company's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to but not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1.0%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary on writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximately number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                              PERFORMANCE MEASURES

Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio. The Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 - T)n = ERV

Where:            P   =   a hypothetical initial payment of $1,000

                  T   =   average annual total return

                  n   =   number of years

                  ERV =   ending redeemable value of
                          the end of the period of a
                          hypothetical $1,000 payment
                          made at the beginning of
                          such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

Performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                             INDEPENDENT ACCOUNTANT

Price Waterhouse, LLP has been selected as the independent accountant for the Fund.

                               FINANCIAL STATEMENT

The following financial statement is attached hereto:

o        Report of Independent Public Accountants

o        Statement of Assets and Liabilities

o        Notes to the Financial Statement

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholder and
   Board of Directors of
   Light Index Fund, Inc.

We have audited the statement of assets and liabilities of Light Index Investment Fund (the "Fund"), a series of The Light Index Fund, Inc., a Maryland corporation. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the net assets of the Fund as of __________________________, 1997, in conformity with generally accepted accounting principles.


                              ---------------------

Tacoma, Washington
________________, 1997

                             LIGHT INDEX FUND, INC.

                       Statement of Assets and Liabilities

                             _________________, 1997


                                Light Index Fund
ASSETS
Cash.................................................          $
Unamortized organizational costs
Prepaid initial registration expenses................          ________
Total Assets.........................................          ________

LIABILITIES
Payable to Adviser...................................          ________
Total Liabilities....................................          ________

NET ASSETS

Capital Stock, $0.0001 par value; 50,000,000 shares
authorized;
_________shares outstanding..........................          $
                                                               ======
Offering and redemption price/net asset value per
share (based on _______ shares of capital stock issued
and outstanding.....................................           $
                                                               ======
The accompanying notes to final statement are an integral part of this statement.

NOTES TO FINANCIAL STATEMENT

1. The Light Index Fund, Inc. was incorporated under the laws of the State of Maryland on October 21, 1997 and has had no operations to date other than those relating to organizational matters and the sale of __________ shares of its common stock to its original shareholders, who acquired the shares before any distribution by the Fund.

2. The Light Index Fund, Inc., which consists solely of the Light Index Fund (the "Fund"), has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.0%.

Under the investment advisory agreement, the Advisor has undertaken to reimburse the Company to the extent that aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 2.00% of the Fund's daily net assets. Such voluntary reimbursements to the Fund may be modified or discontinued at any time.

3. Organizational costs and initial registration expenses are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. These costs were advanced by the Adviser and will be reimbursed by the Fund. The proceeds of any redemption of the initial shares by the original shareholder of any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

                                     PART C
                             LIGHT INDEX FUND, INC.
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
(a)      FINANCIAL STATEMENTS

         Financial Statement (included in Part B)

         Report of Independent Accountants

         Statement of Assets and Liabilities

         Notes to Financial Statement

(b)      EXHIBITS

         1.   Articles of Incorporation of Registrant*
         2.   Bylaws of Registrant*
         3.   Not Applicable
         4.   Specimen Stock Certificate for Class A Common Stock*
         5. Investment Advisory Agreement between Light Index Investment Company and Light Index Fund, Inc.**
         6. Distribution Agreement between First Data Distributors, Inc. and Light Index Fund, Inc.**
         7.   Not Applicable
         8. Custodian Servicing Agreement between Light Index Fund, Inc., and Firstar Trust Company*
         9.1 Fund Administration Servicing Agreement between Light Index Fund, Inc. and Firstar Trust Company*
         9.2 Fund Accounting Servicing Agreement between Light Index Fund, Inc. and Firstar Trust Company*
         9.3  Fulfillment Servicing Agreement between Light Index Fund, Inc.
              and Firstar Trust Company, Light Index Investment Company and First Data Distributors, Inc.*
         9.4  Transfer Agent Servicing Agreement*
         10.  Opinion and consent of Counsel*
         11.  Consent of Independent Accountants***
         12.  Not Applicable
         13.  Form of Subscription Agreement**
         14.  Individual Retirement Custodian Agreement**
         15.  Distribution Plan**
         16.  Not Applicable
         17.  Financial Data Schedule***
         18.  Not Applicable
         19.  Powers-of-Attorney.*

* Filed herewith.
** To be filed by supplement.
***To be filed by supplement when financial information is filed supplementally.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
REGISTRANT

         Registrant is controlled by those persons listed the Statement of Additional Information under the heading "Ownership of Management and Principal Shareholders" which persons owned 100% of its voting securities as of _______________, 1997. Registrant neither controls any person nor is under common control with any person.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


               TITLE OF CLASS                     Number of Record Holders
                                                  as of_______________, 1997
       Class A Common Stock, $________
   par value (Light Index Investment Fund)



ITEM 27. INDEMNIFICATION


         Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or canceled:

                                   ARTICLE VII

                               GENERAL PROVISIONS

                                      * * *

SECTION 7. INDEMNIFICATION

A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the actions, suit or proceeding and who are duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(f) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

         Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         Incorporated by reference to pages ____ through ____ of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.


ITEM 29. PRINCIPAL UNDERWRITERS


         Not applicable.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a- 1(b) will be maintained by the Registrant at 704 Court A, Tacoma, Washington, 98402; and all other records will be maintained by the Registrant's Administrator, Firstar Trust Company, at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 31. MANAGEMENT SERVICES


         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.


ITEM 32. UNDERTAKINGS


         Registrant undertakes to file an amendment to the Registration Statement with certified financial statements showing the initial capital received before accepting any subscriptions from any persons in excess of 25.

         Registrant undertakes to file a post-effective amendment to this Registration Statement within four to six months of the effective date of this Registration Statement which will contain financial statements (which need not be certified) as of and for the time period reasonably close or as soon as practicable to the date of such post-effective amendment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on the _______ day of December, 1997.



                                      LIGHT INDEX FUND, INC.



                                      By:      /S/  HENRY HEWITT
                                               Henry Hewitt, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated:



By:      /S/  CHARLES O'HERIN
         Charles O'Herin
         Vice President/Secretary/Treasurer

A Majority of the Board of Directors:


/S/  THOMAS KINSMAN
Thomas Kinsman*

/S/  BRIAN HATCH
Brian Hatch*

/S/  JOHN HEWITT, JR.
John Hewitt, Jr.*

/S/  HENRY HEWITT
*Henry Hewitt
Attorney-in-Fact